Offerings - Offering: 1	Jan. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 38,500,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,316.85
Offering Note	(1) Calculated solely for the purpose of determining the filing fee in accordance with Rule 0-11(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The proposed maximum aggregate value of the transaction is calculated based on $50.0 million estimated to be paid upon the completion of the transaction contemplated by the investment agreement (the "Investment Agreement"), dated as of December 21, 2025, by and among Laird Superfood, Inc. (the "Company"), Gateway Superfood NSSIII Investment, LLC ("Gateway III") and Gateway Superfood NSSIV Investment, LLC ("Gateway IV" and together with Gateway III, the "Investor"), which Investor is an affiliate of Nexus Management LP, assuming that no adjustments to the purchase price will be required, which amount represents 50,000 shares of the Company's Series A Preferred Stock that will be issued to the Investor as consideration for the transactions contemplated by the Investment Agreement, multiplied by $1,000, which is the stated value of Series A Preferred Stock. Of the forthcoming $50.0 million, $38.5 million will be used in connection with the completion of the transaction contemplated by the securities purchase agreement, dated as of December 21, 2025, by and among the Company, Encore Consumer Capital Fund II, LP, The Ira and Joanna Haber Family Trust, Dated October 5, 2015, Advantage Capital Agribusiness Partners, L.P., and, solely with respect to Section 12.16 thereof, Global Superfoods Corp. assuming that no adjustments to the purchase price will be required (such transaction, the "Navitas Acquisition"). (2) In accordance with Section 14(g) of the Exchange Act, the filing fee was determined by multiplying the proposed maximum aggregate value of the Navitas Acquisition calculated in footnote (1) above by 0.0001381.